FAIR VALUE MEASUREMENT	12 Months Ended
Dec. 31, 2012
FAIR VALUE MEASUREMENTS [Abstract]
FAIR VALUE MEASUREMENTS
6.	FAIR VALUE MEASUREMENT

The fair value of an asset or liability is the price that would be received to sell an asset or transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The Company utilizes a fair value hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value and defines three levels of inputs that may be used to measure fair value. Level 1 inputs are quoted prices in active markets for identical assets or liabilities. Level 2 inputs are observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices in markets that are not active, inputs other than quoted prices that are observable for the asset or liability, or inputs derived from observable market data. Level 3 inputs are unobservable inputs that are supported by little or no market activity and are significant to the fair value of the assets or liabilities.

The Company's liabilities as of December 31, 2012 that are measured at fair value on a recurring basis are summarized below:

	Level 1	Level 2	Level 3
Current liabilities: - Interest rate collar (included in other liabilities)	-	722	-
- Interest rate swaps (included in other liabilities)	-	348	-
Noncurrent liabilities: - Interest rate collar (included in other liabilities)	-	1,235	-
- Interest rate swaps (included in other liabilities)	-	791	-

The Company's assets as of December 31, 2012 that are measured at fair value on a non-recurring basis are summarized below:

	Level 1	Level 2	Level 3

Vessels and equipment held and used	$-	$-	$7,380

In accordance with the provisions of FASB ASC Topic 360-10-40, a vessel in the Ocean Business with a carrying amount of $23,380 was written down to its estimated fair value of $7,380, resulting in an impairment charge of $16,000, which was included in Loss on write-down of vessels for the year ended December 31, 2012.

The estimated fair value of the Company's other financial assets and liabilities were as follows:

	At December 31,
	2012		2011
	Carrying amount	Estimated fair value	Carrying amount	Estimated fair value
ASSETS

Cash and cash equivalents	$222,215	$222,215	$34,096	$34,096
Restricted cash (current and noncurrent portion)	7,432	7,432	8,302	8,302

LIABILITIES

Long term financial debt (current and non-current portion – Note 5) (1)	$517,552	$517,595	$512,993	$468,393

(1)	The fair value of long term financial debt is measured using Level 2 fair value inputs.

The carrying value of cash and cash equivalents and restricted cash approximates fair value. The fair value of long-term financial debt was estimated based upon quoted market prices or by using discounted cash flow analyses based on estimated current rates for similar types of arrangements.  Generally, the carrying value of variable interest rate debt, approximates fair value.  It was not practicable to estimate the fair value of the Company's investments in 50% or less owned companies because of the lack of quoted market prices and the inability to estimate fair value without incurring excessive costs.  Considerable judgment was required in developing certain of the estimates of fair value and accordingly the estimates presented herein are not necessarily indicative of the amounts that the Company could realize in a current market exchange.